SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT




       Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                              April 2, 2004
               ------------------------------------------------
               Date of Report  (Date of earliest event reported)



                           Plymouth Rubber Company, Inc.
               ----------------------------------------------------
              (Exact name of registrant as specified in its charter)



               Massachusetts              1-5197            04-1733970
          ---------------------------------------------------------------
       (State or other jurisdiction   (Commission       (IRS Employer
              of incorporation)       File Number)     Identification No.)



         104 Revere Street, Canton, Massachusetts           02021
         ----------------------------------------------------------
         (Address of principal executive offices)         (Zip Code)



                               (781) 828-0220
               --------------------------------------------------
               Registrant's Telephone Number, including area code




                                   None
         ------------------------------------------------------------
        (Former Name or Former Address, if changed since last report )






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Item 7. Exhibits


(c)  Exhibits:


Exhibit No.            Description
----------      --------------------------
99.1            Press release issued by Plymouth Rubber
                Company, Inc. on April 2, 2004 reporting financial results for the first quarter of fiscal 2004.



Item 12.  Results of Operations and Financial Condition.

The Company is furnishing a press release that was issued on April 2, 2004 reporting financial results for the first quarter of fiscal 2004, a copy of which is attached hereto as Exhibit 99.1.




















                                    SIGNATURES




Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized




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

                                    PLYMOUTH RUBBER COMPANY, INC.
                                           (Registrant)



Date: April 5, 2004                   By: /s/ Joseph J. Berns
                                      ---------------------------
                                            Joseph J. Berns
                                      Vice President-Finance and
                                             Treasurer








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